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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 12, 2003

WFN Credit Company, LLC
World Financial Network Credit Card Master Trust
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-60418, 333-60418-01 (Commission File Number)	331-1772814 (I.R.S. Employer Identification No.)
220 West Schrock Road, Westerville, Ohio 43801 (Address of Principal Executive Offices) (Zip Code)

(614) 729-5044
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        In connection with the offering of the Class A-2 Series 2003-A Asset Backed Notes, the Class B Series 2003-A Asset Backed Notes and the Class C-2 Series 2003-A Asset Backed Notes (collectively, the "Notes") described in a Prospectus Supplement dated August 8, 2003, Mayer, Brown, Rowe & Maw LLP rendered an opinion regarding certain tax matters and an opinion regarding the legality of the Notes. A copy of that opinion is filed as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Document Description
(a)	Not applicable
(b)	Not applicable
(c)	Exhibit 5.1 Opinion of Mayer, Brown, Rowe & Maw LLP regarding the legality of the Notes
Exhibit 8.1 Opinion of Mayer, Brown, Rowe & Maw LLP regarding certain tax matters.
Exhibit 23.1 Consent of Mayer, Brown, Rowe & Maw LLP (included in Exhibits 5.1 and 8.1)

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC (Co-Registrant)
Dated: August 12, 2003	By:	/s/ ROBERT P. ARMIAK
	Name:	Robert P. Armiak
	Title:	Senior Vice President and Treasurer
WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST (Co-Registrant)
Dated: August 12, 2003	By:	/s/ ROBERT P. ARMIAK
	Name:	Robert P. Armiak
	Title:	Senior Vice President and Treasurer

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES